                         SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest event report):  August 7, 1997


                                 BANK OF AMERICA, FSB
   -----------------------------------------------------------------------------
                                          -
                  (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER

                                    United States
   -----------------------------------------------------------------------------

                    (STATE OF OTHER JURISDICTION OF INCORPORATION)

                                     333-3200-01
                                      ---------
                               (COMMISSION FILE NUMBER)

                                      91-0221850
   -----------------------------------------------------------------------------
                                          -
                       (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                                555 California Street
                               San Francisco, CA 94104
                                    (415) 622-2220
   -----------------------------------------------------------------------------
                                          -
      (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

Item 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

Item 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

Item 5.  OTHER EVENTS
         FILING OF POOLING AND SERVICING AGREEMENT AND UNDERWRITING AGREEMENT.*

         On July 31, 1997, the Registrant and Morgan Stanley & Co. Incorporated, as the representative of the several Underwriters, signed an Underwriting Agreement whereby the Registrant has agreed to sell, and each Underwriter has agreed to purchase from the Registrant, the respective principal amounts of the Offered Certificates set forth in the Underwriting Agreement.

         On August 6, 1997, the Registrant sold approximately $254,135,000 of Manufactured Housing Contract Trust II Senior/Subordinate Pass-Through Certificates, Series 1997-1, evidencing beneficial ownership interests in a trust consisting of a pool of actuarial manufactured housing installment sales contracts and installment loan agreements and certain related property conveyed to the trust by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB.

         The opinion of Morrison & Foester LLP regarding certain tax issues with respect to the Publicly Offered Certificates is attached hereto as
Exhibit 8.

------------------
* Capitalized terms used herein without definition shall have the meanings assigned to them in the Preliminary Prospectus Supplement, dated July 29, 1997, and related Prospectus, dated June 4, 1996, of the Registrant relating to the Publicly Offered Certificates.

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibit Numbers:

         The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

    1 Underwriting Agreement, dated July 31, 1997, by and between BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, and Morgan Stanley & Co. Incorporated, as the representative of the several Underwriters.

    4 Pooling and Servicing Agreement, dated as of July 1, 1997, by and between BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, as Seller and as Servicer, and The First National Bank of Chicago, as Trustee.

    8 Opinion of Morrison & Foester LLP regarding certain tax issues with respect to the Publicly Offered Certificates.

                                  SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BANK OF AMERICA, FSB

                                              By:  /s/ Shaun M. Maguire
                                              --------------------------
                                              Shaun M. Maguire*

                                          Dated:  August 7, 1997.
                                                  San Francisco, California

* Mr. Maguire is Assistant Treasurer of Bank of America, FSB.

                                    EXHIBIT INDEX

Exhibit Numbers                                                       Page
--------------                                                        -----

    1 Underwriting Agreement, dated July 31, 1997, by and between BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, and Morgan Stanley & Co. Incorporated, as the representative of the several Underwriters.

    4 Pooling and Servicing Agreement, dated as of July 1, 1997, by and between BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, as Seller and as Servicer, and The First National Bank of Chicago, as Trustee.

    8 Opinion of Morrison & Foester LLP regarding certain tax issues with respect to the Publicly Offered Certificates.